     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 19, 1996

                                                      REGISTRATION NO. 333-03813
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------


                                AMENDMENT NO. 2

                                       TO

                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                      ------------------------------------
                        HAYES WHEELS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                                                                 13-3384636
         (State of Incorporation)                     38481 HURON RIVER DRIVE                 (IRS Employer Identification No.)
                                                      ROMULUS, MICHIGAN 48174
                                                           (313) 941-2000

   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)
                      ------------------------------------

                  HAYES WHEELS INTERNATIONAL-CALIFORNIA, INC.
             (Exact name of registrant as specified in its charter)
                      ------------------------------------

                 DELAWARE                                                                                 33-0042337
         (State of Incorporation)                      14500 FIRESTONE BLVD.                  (IRS Employer Identification No.)
                                                       LA MIRADA, CALIFORNIA
                                                           (714) 994-0150

   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)
                      ------------------------------------

                    HAYES WHEELS INTERNATIONAL-GEORGIA, INC.
             (Exact name of registrant as specified in its charter)
                      ------------------------------------

                 DELAWARE                                                                                 58-2046122
         (State of Incorporation)                        1215 PALMOUR DRIVE                   (IRS Employer Identification No.)
                                                     GAINESVILLE, GEORGIA 30501
                                                           (770) 535-6783

   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)
                      ------------------------------------

                    HAYES WHEELS INTERNATIONAL-INDIANA, INC.
             (Exact name of registrant as specified in its charter)
                      ------------------------------------

                 DELAWARE                                                                                 62-1240825
         (State of Incorporation)                       1870 RIVERFORK DRIVE                  (IRS Employer Identification No.)
                                                     HUNTINGTON, INDIANA 46750
                                                           (219) 356-7001

   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)
                      ------------------------------------

                    HAYES WHEELS INTERNATIONAL-MEXICO, INC.
             (Exact name of registrant as specified in its charter)
                      ------------------------------------

                 DELAWARE                                                                                 38-3281831
         (State of Incorporation)                     38481 HURON RIVER DRIVE                 (IRS Employer Identification No.)
                                                      ROMULUS, MICHIGAN 48174
                                                           (313) 941-2000

   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)
                      ------------------------------------

                   HAYES WHEELS INTERNATIONAL-MICHIGAN, INC.
             (Exact name of registrant as specified in its charter)
                      ------------------------------------

                 MICHIGAN                                                                                 38-1799246
         (State of Incorporation)                        2440 HIGHLAND ROAD                   (IRS Employer Identification No.)
                                                       HOWELL, MICHIGAN 48843
                                                           (517) 546-3441

   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)
                      ------------------------------------

                            DANIEL M. SANDBERG, ESQ.
                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                        HAYES WHEELS INTERNATIONAL, INC.
                            38481 HURON RIVER DRIVE
                            ROMULUS, MICHIGAN 48174
                                 (313) 941-2000
  (Name, addresses and telephone numbers, including area codes, of agents for service of process)
                      ------------------------------------

                                   Copies to:

          ROBERT B. PINCUS, ESQ.                       LOUIS B. GOLDMAN, ESQ.                        ROGER MELTZER, ESQ.
   SKADDEN, ARPS, SLATE, MEAGHER & FLOM                   ALTHEIMER & GRAY                         CAHILL GORDON & REINDEL
     ONE RODNEY SQUARE, P.O. BOX 636             10 SOUTH WACKER DRIVE, SUITE 4000                      80 PINE STREET
        WILMINGTON, DELAWARE 19899                    CHICAGO, ILLINOIS 60606                      NEW YORK, NEW YORK 10005
              (302) 651-3000                               (312) 715-4000                               (212) 701-3000

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.
    If the only securities being registered on this Form are being offered to dividend or interest reinvestment plans, please check the following box. / /
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                      ------------------------------------

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The estimated expenses in connection with this offering other than underwriting discounts and commissions are as follows:

Securities and Exchange Commission registration fee................................   $86,207
NASD filing fee....................................................................    25,500
Blue Sky fees and expenses.........................................................         *
Accounting fees and expenses.......................................................         *
Legal fees and expenses............................................................         *
Trustee's fees and expenses........................................................         *
Printing...........................................................................         *
Miscellaneous......................................................................         *
                                                                                      -------
  Total............................................................................   $     *
                                                                                      =======

- ---------------
* To be filed by amendment.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Set forth below is a description of certain provisions of the By-laws (the "By-laws") of the Company and the General Corporation Law of the State of Delaware (the "DGCL"), as such provisions relate to the indemnification of the directors and officers of the Company. This description is intended only as a summary and is qualified in its entirety by reference to the Restated Certificate of Incorporation, the By-laws and the DGCL.

     Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or witness or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reasons of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses, costs and fees (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. If the person indemnified is not wholly successful in such action, suit or proceeding, but is successful, on the merits or otherwise, in one or more but less than all claims, issues or matters in such proceeding, he or she may be indemnified against expenses actually and reasonably incurred in connection with each successfully resolved claim, issue or matter. In the case of an action or suit by or in the right of the corporation, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery, or the court in which such action or suit was brought, shall determine that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Section 145 provides that, to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or manner therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

     The Company's By-laws provide for indemnification by the Company of its directors and officers to the full extent permitted by the DGCL. Pursuant to
Section 145 of the DGCL, the Company will purchase

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


     (a) The following exhibits are filed as part of this Registration
Statement.


 1.1     Form of Underwriting Agreement.+
 2.1     Agreement and Plan of Merger, dated as of March 28, 1996, by and between Hayes Wheels
         International, Inc. and MWC Holdings, Inc. (incorporated by reference to Exhibit 2 of the Current Report on Form 8-K, dated March 28, 1996, of Hayes Wheels International,
         Inc.).
 4.1     Indenture, dated as of November 15, 1992, between Hayes Wheels International, Inc.
         and Manufacturers and Traders Trust Company, as Trustee, relating to 9 1/4% Senior
         Notes due 2002, including the form of Note therein (incorporated by reference to
         Exhibit 4.2 of the Form 10-K for the year ended January 31, 1993 of Hayes Wheels
         International, Inc. (File No. 1-11592)).
 4.2     Indenture, between Hayes Wheels International, Inc. and Comerica Bank, as Trustee,
         relating to    % Senior Subordinated Notes due 2006, including the form of Note therein.
 5.1     Opinion of Skadden, Arps, Slate, Meagher & Flom.*
10.1     Credit Agreement, dated as of December 15, 1992, and amended and restated as of
         November 30, 1993, June 10, 1994 and March 24, 1995, between Hayes Wheels
         International, Inc., the Subsidiary Guarantors (as defined therein), the Banks named on the signature pages thereof, The Chase Manhattan Bank (National Association) as
         Agent, and the Bank of Nova Scotia, as Co-Agent (incorporated by reference to Exhibit
         4.4 of the Form 10-K for the year ended January 31, 1995 of Hayes Wheels
         International, Inc. (File No. 1-11592)).
10.2     Form of Subscription Agreement, between Hayes Wheels International, Inc. and the New
         Investors (incorporated by reference to Exhibit 10.1 of the Current Report on Form
         8-K, dated March 28, 1996, of Hayes Wheels International, Inc.).
12.1     Calculation of Ratios of Earnings to Fixed Charges.+
23.1     Consent of KMPG Peat Marwick LLP.+
23.2     Consent of Ernst Young LLP.+
23.3     Consent of Skadden, Arps, Slate, Meagher & Flom (included in its opinion filed as
         Exhibit 5.1 hereto).*
23.4     Consent of Houlihan Lokey Howard & Zukin, Inc.+
24.1     Powers of Attorney.+
25.1     Statement of Eligibility of Trustee on Form T-1.+


- ---------------
 *  To be filed by amendment.
 +  Previously filed.

     (b) No Financial Statement Schedules are required to be filed as part of this Registration Statement.

ITEM 17. UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933:

          (1) each filing of the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

          (2) the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (3) each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for identification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Romulus, State of Michigan, on this 19th day of June 1996.


                                          HAYES WHEELS INTERNATIONAL, INC.


                                          By:       /s/ WILLIAM D. SHOVERS*


                                          --------------------------------------
                                               Name: William D. Shovers
                                             Title: Vice President -- Finance


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.



              SIGNATURE                                 TITLE                        DATE
- -------------------------------------     ----------------------------------     -------------
         /s/ JOHN E. UTLEY*               Chairman of the Board of               June 19, 1996
- -------------------------------------     Directors; Director
            John E. Utley
          /s/ RANKO CUCUZ*                President and Chief Executive          June 19, 1996
- -------------------------------------     Officer (Principal Executive
             Ranko Cucuz                  Officer); Director
       /s/ WILLIAM D. SHOVERS*            Chief Financial Officer (Principal     June 19, 1996
- -------------------------------------     Accounting Officer and Principal
         William D. Shovers               Financial Officer)
       /s/ J. ANTHONY GILROY*             Director                               June 19, 1996
- -------------------------------------
          J. Anthony Gilroy
        /s/ JOHN S. RODEWIG*              Director                               June 19, 1996
- -------------------------------------
           John S. Rodewig
         /s/ KENNETH L. WAY*              Director                               June 19, 1996
- -------------------------------------
           Kenneth L. Way


*By:      /s/ BARRY MILLER
- --------------------------------
         Barry Miller
         Pursuant to power of attorney
         filed as Exhibit 24.1 to the
         Registration Statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Romulus, State of Michigan, on this 19th day of June 1996.


                                          HAYES WHEELS INTERNATIONAL --
                                          CALIFORNIA, INC.


                                          By:       /s/ WILLIAM D. SHOVERS*


                                          --------------------------------------
                                               Name: William D. Shovers
                                             Title: Vice President -- Finance


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.



              SIGNATURE                                 TITLE                        DATE
- -------------------------------------     ----------------------------------     -------------
          /s/ RANKO CUCUZ*                Chairman of the Board of               June 19, 1996
- -------------------------------------     Directors; Director
             Ranko Cucuz
       /s/ RONALD KOLAKOWSKI*             President (Principal Executive         June 19, 1996
- -------------------------------------     Officer); Director
          Ronald Kolakowski
       /s/ WILLIAM D. SHOVERS*            Vice President -- Finance              June 19, 1996
- -------------------------------------     (Principal Accounting Officer and
         William D. Shovers               Principal Financial Officer);
                                          Director


*By:      /s/ BARRY MILLER
- --------------------------------
         Barry Miller
         Pursuant to power of attorney
         filed as Exhibit 24.1 to the
         Registration Statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Romulus, State of Michigan, on this 19th day of June 1996.


                                          HAYES WHEELS INTERNATIONAL--
                                          GEORGIA, INC.


                                          By:       /s/ WILLIAM D. SHOVERS*
                                             ----------------------------------
                                               Name: William D. Shovers
                                               Title: Vice President -- Finance



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.



              SIGNATURE                                 TITLE                        DATE
- -------------------------------------     ----------------------------------     -------------
          /s/ RANKO CUCUZ*                Chairman of the Board of               June 19, 1996
- -------------------------------------     Directors; Director
             Ranko Cucuz

       /s/ RONALD KOLAKOWSKI*             President (Principal Executive         June 19, 1996
- -------------------------------------     Officer); Director
          Ronald Kolakowski

       /s/ WILLIAM D. SHOVERS*            Vice President -- Finance              June 19, 1996
- -------------------------------------     (Principal Accounting Officer and
         William D. Shovers               Principal Financial Officer);
                                          Director


*By:      /s/ BARRY MILLER
    ---------------------------------
         Barry Miller
         Pursuant to power of attorney
         filed as Exhibit 24.1 to the
         Registration Statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Romulus, State of Michigan, on this 19th day of June 1996.


                                          HAYES WHEELS INTERNATIONAL--
                                          INDIANA, INC.


                                          By:   /s/ WILLIAM D. SHOVERS*
                                             ------------------------------
                                               Name: William D. Shovers
                                               Title: Vice President -- Finance



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.



              SIGNATURE                                 TITLE                        DATE
- -------------------------------------     ----------------------------------     -------------
          /s/ RANKO CUCUZ*                Chairman of the Board of               June 19, 1996
- -------------------------------------     Directors; Director
             Ranko Cucuz

       /s/ RONALD KOLAKOWSKI*             President (Principal Executive         June 19, 1996
- -------------------------------------     Officer); Director
          Ronald Kolakowski

       /s/ WILLIAM D. SHOVERS*            Vice President -- Finance              June 19, 1996
- -------------------------------------     (Principal Accounting Officer and
         William D. Shovers               Principal Financial Officer);
                                          Director


*By:     /s/ BARRY MILLER
    ---------------------------------
        Barry Miller
        Pursuant to power of attorney
        filed as Exhibit 24.1 to the
        Registration Statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Romulus, State of Michigan, on this 19th day of June 1996.


                                          HAYES WHEELS INTERNATIONAL --
                                          MEXICO, INC.


                                          By:       /s/ WILLIAM D. SHOVERS*
                                             ---------------------------------
                                              Name: William D. Shovers
                                              Title: Vice President -- Finance



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.



              SIGNATURE                                 TITLE                        DATE
- -------------------------------------     ----------------------------------     -------------
          /s/ RANKO CUCUZ*                Chairman of the Board of               June 19, 1996
- -------------------------------------     Directors; President and Chief
             Ranko Cucuz                  Executive Officer (Principal
                                          Executive Officer); Director

         /s/ WILLIAM LINSKI*              Chief Operating Officer                June 19, 1996
- -------------------------------------
           William Linski

       /s/ WILLIAM D. SHOVERS*            Vice President -- Finance              June 19, 1996
- -------------------------------------     (Principal Accounting Officer and
         William D. Shovers               Principal Financial Officer);
                                          Director
       /s/ DANIEL M. SANDBERG*            Director                               June 19, 1996
- -------------------------------------
         Daniel M. Sandberg


*By:     /s/ BARRY MILLER
    ---------------------------------
        Barry Miller
        Pursuant to power of attorney
        filed as Exhibit 24.1 to the
        Registration Statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Romulus, State of Michigan, on this 19th day of June 1996.


                                          HAYES WHEELS INTERNATIONAL--
                                          MICHIGAN, INC.


                                          By:       /s/ WILLIAM D. SHOVERS*
                                             ----------------------------------
                                               Name: William D. Shovers
                                               Title: Vice President -- Finance



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.



              SIGNATURE                                 TITLE                        DATE
- -------------------------------------     ----------------------------------     -------------
          /s/ RANKO CUCUZ*                Chairman of the Board of               June 19, 1996
- -------------------------------------     Directors; Director
             Ranko Cucuz

       /s/ RONALD KOLAKOWSKI*             President (Principal Executive         June 19, 1996
- -------------------------------------     Officer); Director
          Ronald Kolakowski

       /s/ WILLIAM D. SHOVERS*            Vice President -- Finance              June 19, 1996
- -------------------------------------     (Principal Accounting Officer and
         William D. Shovers               Principal Financial Officer);
                                          Director


*By:      /s/ BARRY MILLER
    ---------------------------------
         Barry Miller
         Pursuant to power of attorney
         filed as Exhibit 24.1 to the
         Registration Statement.

                                 EXHIBIT INDEX


EXHIBIT                                                                                  SEQUENTIAL
  NO.                                     DESCRIPTION                                     PAGE NO.
- -------                                   -----------                                    ----------
1.1       Form of Underwriting Agreement.+............................................

2.1       Agreement and Plan of Merger, dated as of March 28, 1996, by and between
          Hayes Wheels International, Inc. and MWC Holdings, Inc. (incorporated by reference to Exhibit 2 of the Current Report on Form 8-K, dated March 28,
          1996, of Hayes Wheels International, Inc.)..................................

4.1       Indenture, dated as of November 15, 1992, between Hayes Wheels
          International, Inc. and Manufacturers and Traders Trust Company, as Trustee
          ($100,000,000 principal amount of 9 1/4% Senior Notes due 2002), including all exhibits thereto (incorporated by reference to Exhibit 4.2 of the Form
          10-K for the year ended January 31, 1993 of Hayes Wheels International, Inc.
          (File No. 1-11592)).........................................................

4.2       Indenture between Hayes Wheels International, Inc. and Comerica Bank, as
          Trustee relating to    % Senior Subordinated Notes due 2006, including the
          form of Note therein........................................................

5.1       Opinion of Skadden, Arps, Slate, Meagher & Flom.*...........................

10.1      Credit Agreement, dated as of 15, 1992, and amended and restated as of
          November 30, 1993, June 10, 1994 and March 24, 1995, between Hayes Wheels
          International, Inc., the Subsidiary Guarantors (as defined therein), the
          Banks named on the signature pages thereof, The Chase Manhattan Bank
          (National Association) as Agent, and the Bank of Nova Scotia, as Co-Agent
          (incorporated by reference to Exhibit 4.4 of the Form 10-K for the year ended January 31, 1995 of Hayes Wheels International, Inc. (File No.
          1-11592))...................................................................

10.2      Form of Subscription Agreement, between Hayes Wheels International, Inc. and the New Investors (incorporated by reference to Exhibit 10.1 of the Current
          Report on Form 8-K, dated March 28, 1996, of Hayes Wheels International,
          Inc.).......................................................................

12.1      Calculation of Ratios of Earnings to Fixed Charges.+........................

23.1      Consent of KMPG Peat Marwick LLP+...........................................

23.2      Consent of Ernst Young LLP+.................................................

23.3      Consent of Skadden, Arps, Slate, Meagher & Flom (included in its opinion filed as Exhibit 5.1 hereto).*..............................................

23.4      Consent of Houlihan Lokey Howard & Zukin, Inc.+.............................

24.1      Powers of Attorney.+........................................................

25.1      Statement of Eligibility of Trustee on Form T-1.+...........................


- ---------------
* To be filed by amendment.
+ Previously filed.